UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019
___________

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37488 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

12110 Sunset Hills Road, Suite 600 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	NIHD	Nasdaq Global Select Market

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On August 20, 2019, NII Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders, at which five proposals were submitted to and voted by the Company’s stockholders. The final voting results are as follows:

1.    Election of Directors. In an uncontested election, the following nominees were elected, by majority vote, to the Board of Directors for a one-year term expiring in 2020. The following table reflects the voting results:

Name	For	Against	Abstained	Broker Non-Votes
Kevin L. Beebe	42,737,005	23,695,404	993,545	17,529,343
James V. Continenza	61,475,999	4,956,412	993,543	17,529,343
Howard S. Hoffmann	42,777,632	23,654,691	993,631	17,529,343
Ricardo Knoepfelmacher	43,780,742	22,651,580	993,632	17,529,343
Christopher T. Rogers	61,784,013	4,648,310	993,631	17,529,343
Robert A. Schriesheim	42,730,003	23,702,407	993,544	17,529,343
Steven M. Shindler	61,801,012	4,631,397	993,545	17,529,343

2.    Advisory Vote on Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement by the following vote:

For	Against	Abstained	Broker Non-Votes
54,669,052	5,260,699	7,496,203	17,529,343

3.    Amendment of the Company’s 2015 Incentive Compensation Plan. The amendment of the Company's 2015 Incentive Compensation Plan to increase the authorized shares available was approved by the following vote:

For	Against	Abstained	Broker Non-Votes
59,888,968	7,462,166	74,820	17,529,343

4.    Amendment and Restatement of the Company’s Certificate of Incorporation and Bylaws. The amendment and restatement of the Company’s Certificate of Incorporation and Bylaws to reduce the minimum number of directors of the Company from three directors to one director was approved by the following vote:

For	Against	Abstained	Broker Non-Votes
62,191,124	5,152,639	82,191	17,529,343

5.    Auditor Ratification. The appointment of KPMG LLP as the Company's independent registered public accounting firm for 2019 was ratified by the following vote:

For	Against	Abstained	Broker Non-Votes
83,644,876	1,164,396	146,025	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NII HOLDINGS, INC.
By: /s/ SHANA C. SMITH
Shana C. Smith
General Counsel and Secretary

Date: August 20, 2019